Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

SUPPLEMENT TO THE ARCELORMITTAL USA LLC AND INDIANA HARBOR COKE COMPANY, L.P. COKE PURCHASE AGREEMENT TERM SHEET AND THE ARCELORMITTAL CLEVELAND LLC, ARCELORMITTAL INDIANA HARBOR LLC AND JEWELL COKE COMPANY, L.P. COKE SUPPLY AGREEMENT
This SUPPLEMENT TO THE COKE PURCHASE AGREEMENT TERM SHEET AND THE COKE SUPPLY AGREEMENT (this “Supplement”), dated as of September 10, 2014, is by and between Indiana Harbor Coke Company, L.P. (“IHCC”) and Arce!orMittal USA LLC (formerly known as ArcelorMittal USA Inc. and successor to Inland Steel Company) (“AMUSA”), and, for purposes of Sections 1, 2.3, 3.3 and 3.4 of this Supplement only. Jewell Coke Company, L. P. (“Jewell”) and ArcelorMittal Cleveland LLC (“AM Cleveland'”) and ArcelorMittall Indiana Harbor LLC (“AM Indiana Harbor”). IHCC and AM USA are referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, IHCC and AMUSA are Parties to an Amended and Restated Coke Purchase Agreement dated February 19, 1998 (as may have been amended, modified or otherwise supplemented, including without limitation, as amended by the Term Sheet, as such term is defined herein, the “Coke Purchase Agreement”) and Jewell, AM Cleveland and AM Indiana Harbor are parties to a Coke Supply Agreement dated October 28, 2003 (as may have been amended, modified or otherwise supplemented, the “Jewell Agreement”);
WHEREAS, IHCC and AMUSA are Parties to a Term Sheet, dated September. 2013, to the Coke Purchase Agreement (as may have been amended, modified or otherwise supplemented, the “Term Sheet”);
WHEREAS, for the avoidance of doubt, the Term Sheet is binding and enforceable, such that until the Parties are able to agree to execute an amendment and/or amendment and reinstatement to the Coke Purchase Agreement, the Term Sheet represents the binding agreement of the Parties; and
WHEREAS, IHCC and AMUSA desire to supplement and memorialize certain policies and procedures associated with the Term Sheet; an
WHEREAS. Jewell, AM Cleveland and AM Indiana Harbor desire to memorialize certain agreements associated with the Jewell Agreement in Sections 1, 2.3, 3.3 and 3.4 of this Supplement.
NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows, and Jewell, AM Cleveland and AM Indiana Harbor agree as set forth only in Sections 1, 2.3, 3.3 and 3.4 of this Supplement:

1.	Effective Date. This Supplement shall become effective and enforceable as of June 1, 2014, and its term shall be as specified for each of the subsections of Section 2 below.

2.	Supplements to the Tern Sheet and Jewell Agreement.
2.1    Lowering degradation allotment. For coke that is stockpiled in the lowering well (sometimes referred to as “lowering well coke'”) during the period of time between June 1, 2014 through July 31, 2014 (“IH7 Reline Outage”) only, AMUSA shall pay an adjusted contract price determined by first determining the contract price for the full measured weight of such lowering well coke as though it had not been stockpiled and then subtracting a percentage equal to *****% attributable to an estimated amount of undersized coke contained within the lowering well coke (''breeze allotment") for the lesser of actual tons sent to the lowering well during the IH7 Reline Outage, or ***** tons. For clarity. the change from the standard *****% breeze allotment in the Coke Purchase Agreement is a one-time exception applicable only during the IH7 Reline Outage.
2.2    Extended payment terms on 50,000 tons of coke. IHCC will provide extended payment terms on 50,000 tons of coke produced by IHCC and delivered to AMUSA during the IH7 Reline Outage. Payment for one fifth of such tonnage is due and payable on each of the last day of August 2014, September 2014. October 2014, November 2014,

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and December 2014, respectively. For billing purposes, the last 50,000 tons produced by IHCC and delivered to AM USA in July 2014 shall represent the tonnage eligible for the deferred payment.
2.3    2014 Minimum Coke Purchase Requirement and Price for Coke Above 1.00 millionTons in 2014. Pursuant to page 4 of the Term Sheet, the Parties have mutually agreed on a Minimum Coke Purchase Requirement of ***** tons per year for the 2014 calendar year. For purposes of offsetting the price difference between IHCC coke and Jewell coke for calendar year 2014, for every ton of IHCC coke produced above the Minimum Coke Purchase Requirement of ***** tons in 2014 that AM USA elects to purchase, IHCC will provide a discount of $***** per ton of coke off of the IHCC Return on Capital charge for such coke. Additionally. Jewell, AM Cleveland and AM Indiana Harbor agree that AM Cleveland and AM Indiana Harbor's annual coke purchase requirement of Jewell coke for 2014 under the Jewell Agreement shall be reduced by the corresponding tonnage of IHCC coke greater than ***** tons purchased by AMUSA up to a maximum of 50,000 tons. AMUSA, AM Cleveland and AM Indiana Harbor shall declare to IHCC and Jewell in writing no later than September 15, 2014 AM Cleveland and AM Indiana Harbor's intentions to forego purchases from Jewell for tonnage AMUSA will take from IHCC in excess of the Minimum Coke Purchase Requirement. In the event AM USA declines to purchase IHCC coke in excess of the IHCC Minimum Coke Purchase Requirement in 2014, the Jewell annual coke purchase requirement for 2014 will not be modified and IHCC retains the right to sell or place into stock at its risk and expense any coke produced over the Minimum Coke Purchase Requirement for 2014. This Section 2.3 applies to calendar year 2014 only. For the remaining term of the Coke Purchase Agreement Term Sheet, the Minimum Coke Purchase Requirement and price per ton of coke above that requirement is set forth in the Coke Purchase Agreement Term Sheet.
2.4    2014 Budget Resolution for IHCC Coke Plant. Notwithstanding anything in to the contrary set forth in the Term Sheet, including without limitation, anything to the contrary related to the process for·determining or calculating the 2014 Annual Budget, the Parties agree to the following Annual Budget for January 1, 2014 to December 31. 2014:
2.4.1.    $***** million, or $***** per ton of coke ($*****/T of coke), using the 2014 Minimum Coke Purchase Requirement of ***** tons.

3.	Terms and Conditions of the Coke Purchase Agreement and Term Sheet and Jewell Agreement: Conflicts.
3.1    Except as expressly modified hereby, this Supplemental Agreement shall not be interpreted as modifying, amending, or waiving in any manner·whatsoever·any of the terms of the Coke Purchase Agreement or Term Sheet, or' any of the Parties’ rights, remedies, and obligations under the Coke Purchase Agreement or Term Sheet.
3.2    To the extent that there is any conflict between the terms of the Coke Purchase Agreement and this Supplement, or any conflict between the terms of the Term Sheet and this Supplement, this Supplement shall control.
3.3     Except as expressly modified hereby, this Supplemental Agreement shall not be interpreted as modifying, amending, or waiving in any manner whatsoever any of the terms of the Jewell Agreement, or any of Jewell's, AM Cleveland’s and AM Indiana Harbor’s rights, remedies, and obligations under the Jewell Agreement.
3.4    To the extent that there is any conflict between the terms of the Jewell Agreement and this Supplement, this Supplement shall control.

IN WITNESS WHEREOF', the parties hereto have caused this Supplement to be executed by their duly authorized representatives as of the dale first set forth above.
INDIANA HARBOR COKE COMPANY. L.P.
By: Indiana Harbor Coke Company, its General Partner
Name: /s/ P. Michael Hardesty
Title: Vice President

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ARCELORMITTAL USA LLC
By: /s/ Om Mandhana
Name: Om Mandhana
Title: _____________
ARCELORMITTAL USA LLC
By: /s/ Wendell Carter
Name: Wendell Carter
Title: _____________

THE FOLWWING SIGNATORIES ARE FOR PURPOSES OF SECTIONS 1, 2.3, 3.3 AND 3.4 OF THIS SUPPLEMENT ONLY:
JEWELL COKE COMPANY. L.P.
By: Jewell Coke Acquisition Company, its General Partner
Name: /s/ P. Michael Hardesty
Title: Vice President
ARCELORMITTALCLEVELAND LLC
By: /s/ Om Mandhana
Name:     Om Mandhana
Title: _____________
ARCELORMITTALL CLEVELAND LLC
By: /s/ Eric Hauge
Name: Eric Hauge
Title: _____________
ARCELORMITTAL INDIANA HARBOR LLC
By: /s/ Om Mandhana
Name: Om Mandhana
Title: _____________
ARCELORMITTAL INDIANA HARBOR LLC
By: /s/ Wendell Carter
Name: Wendell Carter
Title: _____________

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